UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 1, 2021

American Healthcare REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01 Entry into a Material Definitive Agreement.

Second Amended and Restated Agreement of Limited Partnership

As previously disclosed in the Company’s (as defined below) Current Report on Form 8-K filed on October 1, 2021 with the Securities and Exchange Commission (the "SEC"), on October 1, 2021, the parties consummated the mergers contemplated by that certain Agreement and Plan of Merger dated June 23, 2021 (the “Merger Agreement”) by and among American Healthcare REIT, Inc. (formerly known as Griffin-American Healthcare REIT IV, Inc.), a Maryland corporation (the “Company”), Griffin-American Healthcare REIT IV Holdings, LP, a Delaware limited partnership (“GAHR IV Operating Partnership”), Continental Merger Sub, LLC (“Merger Sub”), a Maryland limited liability company and a wholly owned subsidiary of the Company, Griffin-American Healthcare REIT III, Inc., a Maryland corporation (“GAHR III”), and American Healthcare REIT Holdings, LP (formerly known as Griffin-American Healthcare REIT III Holdings, LP), a Delaware limited partnership (the “Surviving Partnership”). As part of the mergers that were consummated pursuant to the Merger Agreement, GAHR IV Operating Partnership merged with and into the Surviving Partnership, with the Surviving Partnership being the surviving entity and being renamed American Healthcare REIT Holdings, LP (the “Partnership Merger”).

On October 1, 2021, in connection with the Partnership Merger, Merger Sub entered into the Second Amended and Restated Agreement of Limited Partnership of American Healthcare REIT Holdings, LP, which amends and supersedes the Amended and Restated Agreement of Limited Partnership of the Surviving Partnership (the “Operating Partnership Agreement”). The Operating Partnership Agreement reflects, among other things, the change of the Surviving Partnership’s name to “American Healthcare REIT Holdings, LP,” the change of the general partner of the Surviving Partnership to Merger Sub, the conversion of units of partnership interest in the Surviving Partnership outstanding as of immediately prior to the effective time of the Partnership Merger into “Partnership Class I Units” pursuant to the Partnership Merger, the conversion of units of partnership interest in GAHR IV Operating Partnership outstanding as of immediately prior to the effective time of the Partnership Merger into units of limited partnership interest of the Surviving Partnership of like class, and to make other updates to reflect the effects of the mergers consummated pursuant to the Merger Agreement. The foregoing summary of the material terms of the Operating Partnership Agreement is qualified in its entirety by reference to the Operating Partnership Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Amendments to Share Repurchase Plan

On October 4, 2021, with the authorization of the Company’s board of directors (the “Board”), the Company amended and restated its Share Repurchase Plan (as amended, the “Share Repurchase Plan”) in order to change the repurchase price with respect to repurchases resulting from the death or qualifying disability (as such term is defined in the Share Repurchase Plan) of stockholders from 100% of the price paid by the stockholder to acquire shares of the Company’s Class T common stock (the “Class T Shares”) or Class I common stock (the “Class I Shares,” and collectively with the Class T Shares, the “Shares”), as applicable, to the most recently published estimated net asset value per Share.

The preceding summary of the amendments to the Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the Share Repurchase Plan, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.
Assumption of Registration Rights Agreement

In connection with the merger of GAHR III with and into Merger Sub pursuant to the Merger Agreement, with Merger Sub being the surviving company, the Company assumed from GAHR III the registration rights agreement (the “Registration Rights Agreement”) with the Surviving Partnership and Griffin-American Strategic Holdings, LLC. The Company assumed GAHR III’s obligations under the Registration Rights Agreement in their entirety. Information about the Registration Rights Agreement is included under Item 1.01 in the Current Report on Form 8-K filed by GAHR III with the SEC on October 1, 2021 and incorporated herein by reference. In addition, the Registration Rights Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Loan Amendments

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Assumption of Obligations Under GAHR III 2019 Corporate Line of Credit

On October 1, 2021, upon consummation of the mergers contemplated by the Merger Agreement (the “Merger”), the Company assumed GAHR III’s obligations, through the Surviving Partnership, under the credit agreement, as amended (the “2019 Corporate

Credit Agreement”), with Bank of America, N.A. (“Bank of America”) as administrative agent, a swing line lender and a letter of credit issuer; KeyBank, National Association (“KeyBank”) as syndication agent, a swing line lender and a letter of credit issuer; Citizens Bank, National Association (“Citizens Bank”) as a syndication agent, a swing line lender, a letter of credit issuer, a joint lead arranger and joint bookrunner; and a syndicate of other banks, as lenders, with respect to a credit facility with a maximum principal amount of $480,000,000 (the “2019 Corporate Line of Credit”). The 2019 Corporate Line of Credit consists of a senior unsecured term loan facility in an amount of $480,000,000. The maximum principal amount of term loans under the 2019 Corporate Line of Credit may be increased by up to $370,000,000, for a total principal amount of $850,000,000, subject to certain conditions. The 2019 Corporate Line of Credit matures on January 25, 2022 and may be extended for one 12-month period during the term of the 2019 Corporate Credit Agreement, subject to satisfaction of certain conditions, including payment of an extension fee. Upon consummation of the Merger, a previously available $150,000,000 senior unsecured revolving credit facility was cancelled, and a ratable amendment to certain financial covenants to account for the merged enterprise was made.

At the Company’s option, the 2019 Corporate Line of Credit bears interest at per annum rates equal to (a) (i) the Eurodollar Rate, as defined in the 2019 Corporate Credit Agreement, plus (ii) a margin ranging from 1.85% to 2.80% based on the Consolidated Leverage Ratio, as defined in the 2019 Corporate Credit Agreement, or (b) (i) the greater of: (1) the prime rate publicly announced by Bank of America, (2) the Federal Funds Rate, as defined in the 2019 Corporate Credit Agreement, plus 0.50%, (3) the one-month Eurodollar Rate plus 1.00%, and (4) 0.00%, plus (ii) a margin ranging from 0.85% to 1.80% based on the Consolidated Leverage Ratio. Accrued interest on the 2019 Corporate Line of Credit is payable monthly. The loans may be repaid in whole or in part without prepayment premium or penalty, subject to certain conditions.

As of October 4, 2021, the Company’s aggregate borrowing capacity under the 2019 Corporate Line of Credit was $480,000,000 and there was a $480,000,000 borrowing outstanding.

The foregoing summary of the 2019 Corporate Credit Agreement is qualified in its entirety by reference to the terms of the 2019 Corporate Credit Agreement, as amended, which is incorporated herein by reference as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K.

Assumption of GAHR III Obligations Under 2019 Trilogy Credit Facility

On October 1, 2021, upon consummation of the Merger, the Company assumed GAHR III’s obligations under the amended and restated loan agreement (the “2019 Trilogy Credit Agreement”), with KeyBank; CIT Bank, N.A.; Regions Bank; KeyBanc Capital Markets, Inc. (“KeyBanc Capital Markets”); Regions Capital Markets; Bank of America; The Huntington National Bank; and a syndicate of other banks, as lenders named therein, regarding a senior secured revolving credit facility with an aggregate maximum principal amount of $360,000,000, consisting of: (i) a $325,000,000 secured revolver supported by real estate assets and ancillary business cash flow and (ii) a $35,000,000 accounts receivable revolving credit facility supported by eligible accounts receivable (the “2019 Trilogy Credit Facility”). The Company may obtain up to $35,000,000 in the form of swing line loans and up to $15,000,000 in the form of standby letters of credit under the 2019 Trilogy Credit Facility.

The proceeds of the 2019 Trilogy Credit Facility may be used for acquisitions, debt repayment and general corporate purposes. The maximum principal amount of the 2019 Trilogy Credit Facility may be increased by up to $140,000,000, for a total principal amount of $500,000,000, subject to certain conditions. The 2019 Trilogy Credit Facility matures on September 5, 2023 and may be extended for one 12-month period during the term of the 2019 Trilogy Credit Agreement, subject to the satisfaction of certain conditions, including payment of an extension fee.

At the Company’s option, the 2019 Trilogy Credit Facility bears interest at per annum rates equal to (a) the London Inter-Bank Offer Rate (“LIBOR”) plus 2.75% for LIBOR Rate Loans, as defined in the 2019 Trilogy Credit Agreement, and (b) for Base Rate Loans, as defined in the 2019 Trilogy Credit Agreement, 1.75% plus the greater of: (i) the fluctuating annual rate of interest announced from time to time by KeyBank as its prime rate, (ii) 0.50% above the Federal Funds Effective Rate, as defined in the 2019 Trilogy Credit Agreement, and (iii) 1.00% above the one-month LIBOR. Accrued interest on the 2019 Trilogy Credit Facility is payable monthly. The loans may be repaid in whole or in part without prepayment fees or penalty, subject to certain conditions. The Company is required to pay fees on the unused portion of the lenders’ commitments under the 2019 Trilogy Credit Facility, with respect to any day during a calendar quarter, at a per annum rate equal to (a) 0.15% if the sum of the Aggregate Real Estate Revolving Credit Obligations, as defined in the 2019 Trilogy Credit Agreement, outstanding on such day is greater than 50.00% of the commitments or 0.20% if the sum of the Aggregate Real Estate Revolving Credit Obligations on such day is less than or equal to 50.00% of the commitments, and (b) 0.15% if the sum of the Aggregate A/R Revolving Credit Obligations, as defined in the 2019 Trilogy Credit Agreement, outstanding on such day is greater than 50.00% of the commitments or 0.20% if the sum of the Aggregate A/R Revolving Credit Obligations on such day is less than or equal to 50.00% of the commitments, which fees shall be measured and payable on a quarterly basis.

As of October 4, 2021, the Company’s aggregate borrowing capacity under the 2019 Trilogy Credit Facility was $360,000,000 and there were $276,734,000 in borrowings outstanding.

The foregoing summary is qualified in its entirety by reference to the terms of the 2019 Trilogy Credit Agreement, as amended, which is incorporated herein by reference as Exhibits 10.6 to 10.7 to this Current Report on Form 8-K.

Amendment to 2018 Credit Facility

As previously reported in a Current Report on Form 8-K filed on November 27, 2018 with the SEC, the Company, through GAHR IV Operating Partnership, as borrower, and certain of the Company’s subsidiaries and the Company, collectively as guarantors, entered into a credit agreement (the “2018 Credit Agreement”) on November 20, 2018, with Bank of America, as administrative agent, swing line lender and letters of credit issuer; KeyBank, as syndication agent and letters of credit issuer; Citizens Bank, as syndication agent, joint lead arranger and joint bookrunner; Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arranger and joint bookrunner; KeyBanc Capital Markets, as joint lead arranger and joint bookrunner; and the lenders named therein, to obtain a credit facility with an aggregate maximum principal amount of $400,000,000 (the “2018 Credit Facility”). The 2018 Credit Facility previously consisted of a senior unsecured revolving credit facility in the initial aggregate amount of $150,000,000 and a senior unsecured term loan facility in the initial aggregate amount of $250,000,000, which consisted of: (i) a $200,000,000 term loan made on November 20, 2018 and (ii) an up to $50,000,000 delayed-draw term loan made one additional time during the Term Loan Delayed Draw Commitment Period, as such term was defined in the 2018 Credit Agreement. Such delayed draw was made on January 18, 2019. Pursuant to the terms of the 2018 Credit Agreement, the maximum principal amount of the 2018 Credit Facility may have been increased by up to $250,000,000, for a total principal amount of $650,000,000, subject to: (i) the terms of the 2018 Credit Agreement; and (ii) at least five business days’ prior written notice to Bank of America. As previously reported, pursuant to a First Amendment and Commitment Increase Agreement entered into on November 1, 2019, the Company added (i) an incremental term loan in the amount of $45,000,000 and (ii) additional revolving loans in the amount of $85,000,000.

On October 1, 2021, the Company entered into a Second Amendment to the 2018 Credit Agreement (the “Amendment”). The material terms of the Amendment provide for, including among other things, the following (with capitalized terms having the meaning as defined in the 2018 Credit Agreement, unless otherwise defined herein): (i) revisions to financial covenant calculations to exclude the assets, liabilities and operating performance of the Company’s indirect, majority-owned subsidiary, Trilogy REIT Holdings, LLC or any subsidiary thereof; (ii) the Company’s operating partnership to pledge the equity interests in each direct and indirect subsidiary that owns an unencumbered asset; (iii) updates regarding restrictions and limitations on certain investments during the remainder of the term of the 2018 Credit Facility; and (iv) updates to the certain financial covenants to reflect the combined enterprise post-Merger.

As of October 4, 2021, the aggregate borrowing capacity under the 2018 Credit Facility was $530,000,000 and there were $448,900,000 in borrowings outstanding.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the merger of GAHR III with and into Merger Sub pursuant to the Merger Agreement, with Merger Sub being the surviving company, the Company assumed from GAHR III the Offer Letters dated October 1, 2021 for Jeffrey T. Hanson, Danny Prosky, Mathieu B. Streiff and Brian S. Peay. The Company assumed GAHR III’s obligations under the offer letters in their entirety. Information about the GAHR III offer letters is included under Item 5.02 in the Current Report on Form 8-K filed by GAHR III with the SEC on October 1, 2021 and incorporated herein by reference. In addition, the offer letters for Messrs. Hanson, Prosky, Streiff and Peay are filed as Exhibits 10.8, 10.9, 10.10 and 10.11, respectively, to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2021, the Board amended and restated the Company’s Bylaws. The following summary of the principal changes effected by the adoption of the amended and restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the amended and restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference. The Bylaws, as amended and restated, are referred to herein as the amended Bylaws. The Bylaws as previously in effect are referred to herein as the former Bylaws.

ARTICLE II. MEETINGS OF STOCKHOLDERS.

Special Meetings. The former Bylaws required that a special meeting of stockholders be called by the secretary of the Company to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast at least 10% of all the votes entitled to be cast on such matter at such meeting. The amended Bylaws require the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast on such matter at such meeting. The amended Bylaws also establish procedures for the calling of a stockholder-requested special meeting, including addressing issues relating to (a) delivery and contents of the initial notices from stockholders requesting a special meeting, (b) the fixing of a record date for determining stockholders entitled to request a special meeting and stockholders entitled to notice of and to vote at the meeting, (c) responsibility for the costs of preparing and mailing notice of the meeting, (d) setting the time, date and place of the meeting, (e) revocation of requests for the meeting and (f) verifying the validity of a stockholder request for a special meeting.

Organization and Conduct. The amended Bylaws clarify that, even if present at the meeting, the individual designated by the Bylaws as chairman or secretary of a meeting of stockholders may delegate to another individual the power to act as chairman or secretary of the meeting.

Quorum. The former Bylaws provided that the presence in person or by proxy of stockholders entitled to cast at least 50% of all the votes entitled to be cast at a meeting of stockholders on any matter constituted a quorum. The amended Bylaws provide that the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at a meeting of stockholders on any matter constitutes a quorum.

Voting. The former Bylaws provided for the election of directors by the holders of a majority of the shares of stock of the Company entitled to vote who were present in person or by proxy at a meeting of stockholders at which a quorum was present. The amended Bylaws provide that a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present is sufficient to elect a director.

Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. The former Bylaws provided that nominations of individuals for election to the Board at an annual or special meeting of stockholders and the proposal of other business to be considered by the stockholders at an annual meeting of stockholders could be made by any stockholder who was a stockholder of record both at the time of giving the notice required by the Bylaws and at the time of the meeting, who was entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who complied with the notice procedures in the Bylaws. The amended Bylaws also require that the stockholder be a stockholder of record at the record date set by the Board for the purpose of determining stockholders entitled to vote at the meeting.

Additionally, the amended Bylaws (a) expand the information required to be disclosed by the stockholder making a proposal or nomination, including (i) the extent to which the stockholder proponent has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing benefit, loss or risk of share price changes or increasing or decreasing the proponent’s voting power in the stock of the Company or any affiliate of the Company and (ii) the name and address of any person who contacted or was contacted by the stockholder regarding the proposal or nomination, and (b) provide that, if the stockholder does not appear in person or by proxy at the applicable annual or special meeting of stockholders to present each nominee for election as a director or the proposed business, such matter will not be considered at the meeting.

Telephone and Remote Communication Meetings. The amended Bylaws clarify that (a) the Board or the chairman of a meeting of stockholders may permit one or more stockholders to participate in the meeting by means of a conference telephone or other communications equipment in any manner permitted by Maryland law and (b) the Board may determine that a meeting of stockholders not be held at any place, but instead may be held solely by means of remote communication in any matter permitted by Maryland law.

ARTICLE III. DIRECTORS.

Number. The former Bylaws required the number of directors to be at least three. The amended Bylaws require that the number of directors never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”), which is one.

Annual and Regular Meetings. The former Bylaws required that an annual meeting of the Board be held immediately after and at the same place as the annual meeting of stockholders. The amended Bylaws provide that an annual meeting of the Board may be held at any time and place as specified in a notice given as required for special meetings of the Board.

Vacancies. The amended Bylaws delete the requirement contained in the former Bylaws that independent directors nominate replacements for vacancies among independent directors and that non-independent directors nominate replacements for vacancies among non-independent directors.

ARTICLE IV. COMMITTEES.

Number. The amended Bylaws delete the requirement contained in the former Bylaws that a majority of the members of each committee of the Board be independent directors.

Meetings. The amended Bylaws delete the requirement contained in the former Bylaws that each committee keep minutes of its proceedings.

ARTICLE V. OFFICERS.

Vice Chairman. The amended Bylaws delete the references contained in the former Bylaws to a vice chairman of the Board and instead, where applicable, refer to a lead independent director.

ARTICLE VII. STOCK.

Units. The amended Bylaws delete the requirement contained in the former Bylaws that any security issued in a unit have the same characteristics as any identical security issued by the Company.

ARTICLE XIII. EXCLUSIVE FORUM FOR CERTAIN LITIGATION.

Exclusive Forum for Certain Litigation. The amended Bylaws require that, unless the Company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL (other than any action arising under federal securities laws), including, without limitation, (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of any duty owed by any director or officer or other employee to the Company or to the stockholders of the Company or (iii) any action asserting a claim against the Company or any director or officer or other employee arising pursuant to any provision of the MGCL or the Company’s charter or Bylaws, or (b) any other action asserting a claim against the Company or any director or officer or other employee that is governed by the internal affairs doctrine.

Item 7.01 Regulation FD Disclosure.

On October 5, 2021, the Company issued a letter to its stockholders announcing important updates, including the Company’s recent merger and name change, portfolio of assets, distributions to stockholders and responses to frequently asked questions regarding the Company’s merger, the resulting combined company, the reinstatement of the Company’s Distribution Reinvestment Plan (“DRIP”) and partial reinstatement of the Company’s Share Repurchase Plan, as discussed in greater detail below in Item 8.01 of this Current Report on Form 8-K, distributions to stockholders and new investor services contact information.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), unless it is specifically incorporated by reference therein.

Item 8.01 Other Events.

Reinstatement of DRIP

On October 4, 2021, with the authorization of the Board, the Company reinstated the DRIP. As a result of the reinstatement of the DRIP, beginning with the October 2021 distribution, as described below, which will be payable on or about November 1, 2021, stockholders who previously enrolled as participants in the DRIP (including former GAHR III stockholders who participated in the GAHR III distribution reinvestment plan) will receive distributions in shares of the Company’s common stock pursuant to the terms of the DRIP, instead of cash distributions. Stockholders who previously enrolled as participants in the DRIP who wish to terminate such participation beginning with the October 2021 distribution must provide written notice of termination to the Company on or prior to the close of business on October 16, 2021.

Partial Reinstatement of Share Repurchase Plan

On October 4, 2021, with the authorization of the Board, the Company partially reinstated the Share Repurchase Plan with respect to requests to repurchase Shares resulting from the death or qualifying disability of stockholders, effective with respect to Share repurchase requests received by the Company and in good order between October 11, 2021 and November 30, 2021. Share repurchase requests received by the Company prior to October 11, 2021, including requests to repurchase Shares resulting from the death or qualifying disability of stockholders, and all Share repurchase requests other than those requests resulting from the death or qualifying disability of stockholders, shall be rejected.

October 2021 Distribution

The Board authorized a distribution to the Company’s Class T and Class I stockholders of record as of the close of business on October 27, 2021. This distribution for the month of October 2021 will be equal to $0.033333333 per share of the Company’s common stock, which is equal to an annualized distribution rate of $0.40 per share. As discussed in greater detail above, on October 4, 2021, the Board reinstated the Company’s DRIP, and therefore, the distribution will be paid in cash or shares of the Company’s common stock pursuant to the Company’s DRIP. The distribution will be paid in November 2021, only from legally available funds.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Bylaws of American Healthcare REIT, Inc.
10.1	Second Amended and Restated Agreement of Limited Partnership of American Healthcare REIT Holdings, LP
10.2	Amended and Restated Share Repurchase Plan
10.3
Registration Rights Agreement, dated October 1, 2021, by and between Griffin-American Healthcare REIT III, Inc. and Griffin-American Healthcare REIT III Holdings, LP (incorporated by reference to Exhibit 10.1 to GAHR III’s Current Report on Form 8-K (File No. 000-55434) filed on October 1, 2021)

10.4
Credit Agreement dated as of January 25, 2019, among Griffin-American Healthcare REIT III Holdings, LP, Griffin-American Healthcare REIT III, Inc. and certain subsidiaries, certain lender parties, Bank of America, N.A., KeyBank, National Association, Citizens Bank, National Association, Merrill Lynch, Pierce, Fenner & Smith Incorporated and KeyBanc Capital Markets (included as Exhibit 10.1 to GAHR III’s Current Report on Form 8-K (File No. 000-55434) filed January 31, 2019 and incorporated herein by reference)

10.5
First Amendment to Credit Agreement by and among Griffin-American Healthcare REIT III Holdings, LP, Griffin-American Healthcare REIT III, Inc., Subsidiary Guarantors, Lenders and Bank of America, N.A., dated July 28, 2020 (included as Exhibit 10.1 to GAHR III’s Current Report on Form 8-K (File No. 000-55434) filed August 3, 2020 and incorporated herein by reference)

10.6
First Amended and Restated Senior Secured Credit Agreement dated as of September 5, 2019, among Trilogy RER, LLC, and certain subsidiaries of Trilogy RER, LLC, Trilogy OpCo, LLC and Trilogy Pro Services, LLC, KeyBank National Association and the other lenders which are parties thereto from time to time, CIT Bank, N.A., Regions Bank, KeyBanc Capital Markets, Inc., Regions Capital Markets, Bank of America, N.A. and The Huntington National Bank (included as Exhibit 10.1 to GAHR III’s Current Report on Form 8-K (File No. 000-55434) filed September 11, 2019 and incorporated herein by reference)

10.7
Unconditional Guaranty of Payment dated as of September 5, 2019, by Trilogy Investors, LLC, Trilogy Healthcare Holdings, Inc., Trilogy Pro Services, LLC and Trilogy OpCo, LLC for the benefit of KeyBank National Association and the other lenders which are parties thereto from time to time, CIT Bank, N.A., Regions Bank, KeyBanc Capital Markets, Inc., Regions Capital Markets, Bank of America, N.A. and The Huntington National Bank (included as Exhibit 10.2 to GAHR III’s Current Report on Form 8-K (File No. 000-55434) filed September 11, 2019 and incorporated herein by reference)

10.8
Offer Letter, dated October 1, 2021, between Griffin-American Healthcare REIT III, Inc. and Jeffrey T. Hanson (incorporated by reference to Exhibit 10.2 to GAHR III’s Current Report on Form 8-K (File No. 000-55434) filed on October 1, 2021)

10.9
Offer Letter, dated October 1, 2021, between Griffin-American Healthcare REIT III, Inc. and Danny Prosky (incorporated by reference to Exhibit 10.3 to GAHR III’s Current Report on Form 8-K (File No. 000-55434) filed on October 1, 2021)

10.10
Offer Letter, dated October 1, 2021, between Griffin-American Healthcare REIT III, Inc. and Mathieu B. Streiff (incorporated by reference to Exhibit 10.4 to GAHR III’s Current Report on Form 8-K (File No. 000-55434) filed on October 1, 2021)

10.11
Offer Letter, dated October 1, 2021, between Griffin-American Healthcare REIT III, Inc. and Brian S. Peay (incorporated by reference to Exhibit 10.5 to GAHR III’s Current Report on Form 8-K (File No. 000-55434) filed on October 1, 2021)

99.1	American Healthcare REIT, Inc. Letter to Stockholders dated October 5, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthcare REIT, Inc.
October 5, 2021
By:/s/ Danny Prosky
Name: Danny Prosky
Title: Chief Executive Officer and President